Thursday                                                    Media Contact:
January 18, 2001                                      Ginny Mackin  704-383-3715
                                                      Mary Eshet    704-383-7777

                                                           Investor Contact:
                                                      Alice Lehman  704-374-4139

FIRST UNION REPORTS OPERATING EARNINGS OF $2.9 BILLION FOR 2000
AND 69 CENTS PER SHARE FOR THE 4TH QUARTER OF 2000
----------------------------------------------------------------


2000 OVERVIEW
-------------

     o Operating earnings of $2.9 billion, down 16 percent from prior year primarily due to the strategic repositioning of the company announced on June 26, 2000. Operating earnings per share of $2.97, down 18 percent. Operating earnings in the fourth quarter of 2000 were 69 cents per share, in line with the company's previous estimates.

     o Operating return on stockholders' equity (ROE) of 17.2 percent.

     o Net income of $92 million, down 97 percent, after $2.8 billion net restructuring and other charges.

     o Record $3.2 billion in operating fee and other income from the Capital Management Group.

     o Underlying period-end loan growth was a solid 9 percent, excluding divestitures of branches and the credit card portfolio, securitization activities and indirect auto business runoff. Including these factors, loans declined 7 percent.

     o Similarly solid growth, excluding divestitures, in period-end core deposits, up 2 percent.


--------------------------------------------------------------------------------------------------------
                                                   Full Year                         Fourth Quarter
                                ------------------------------------------------------------------------
                                                          % Change                           % Change
                                                              From                               From
                                            2000              1999                2000           1999
--------------------------------------------------------------------------------------------------------
Earnings (in millions)
   Net income                               $ 92              (97)%               $599           (29)%
   Operating*                              2,935              (16)                 681           (20)
   Cash operating**                        3,270              (14)                 753           (20)
--------------------------------------------------------------------------------------------------------

Earnings per share
   Net income                             $ 0.07              (98)%              $0.60           (30)%
   Operating*                               2.97              (18)                0.69           (20)
   Cash operating**                         3.30              (16)                0.76           (20)
--------------------------------------------------------------------------------------------------------

Return on stockholders' equity
   Net income                               0.6%                __                16.2%            __
   Operating*                              17.2                 __                15.4             __
   Cash operating**                        26.3                 __                21.6             __
--------------------------------------------------------------------------------------------------------

Efficiency ratio
   Net income                              86.2%                __                67.7%            __
   Operating*                              64.2                 __                63.9             __
   Cash operating**                        61.7                 __                61.5             __
--------------------------------------------------------------------------------------------------------
         * Income before net merger-related, restructuring and other charges and the cumulative effect of a change in accounting principle.
         ** Cash operating earnings exclude goodwill and other intangible amortization.


                                   -- more --

FIRST UNION'S 2000 OPERATING EARNINGS/Page 2
--------------------------------------------

CHARLOTTE, N.C. - First Union (NYSE:FTU) today reported 2000 operating earnings of $2.9 billion, or $2.97 per share, before merger-related charges and the previously announced net restructuring and other charges amounting to $2.8 billion, or $2.85 per share, in conjunction with the company's strategic repositioning. After the restructuring charges and net after-tax gains on the sale of certain businesses related to the restructuring, full year 2000 earnings were $138 million (12 cents per share) and $92 million (seven cents per share) after recording an after-tax $46 million charge for the cumulative effect of a change in the accounting for beneficial interests. This compares with $3.2 billion, or $3.33, in 1999, which included 20 cents per share from the sale of businesses.

In the fourth quarter of 2000, operating earnings were $681 million, or 69 cents per share, before $36 million in net merger-related, restructuring and other charges. After these charges, fourth quarter 2000 earnings were $645 million (65 cents per share) and $599 million (60 cents per share) after the accounting change. This compares with $842 million (86 cents per share) in the fourth quarter of 1999.

Based on full year 2000 operating earnings, First Union's return on average stockholders' equity (ROE) was 17.23 percent in 2000 compared with 21.60 percent in 1999.

Diluted cash earnings before net merger-related, restructuring and other charges and the accounting change were 76 cents per share in the fourth quarter of 2000 and $3.30 per share in the full year of 2000, down 20 percent from the fourth quarter of 1999 and 16 percent from the full year of 1999. On the same basis, the cash return on average tangible stockholders' equity was 21.55 percent in the fourth quarter of 2000 and 26.33 percent in the full year 2000. Cash earnings are earnings before goodwill and other intangible amortization.

"We believe that 2000 was a defining year for First Union as we restructured and reset our company's strategic path to prepare us well for the future. It was a year of intensive work at all levels of First Union as we sharpened our focus and streamlined the company for greater efficiency and increased competitiveness," said Ken Thompson, First Union president and CEO. "We now have a growing banking operation, an asset management powerhouse and a tightly focused capital markets business - and our strengths are going to become even more apparent as we move beyond the restructuring and transition years of 2000 and 2001. All of these actions, including the recent decision to reduce the dividend to build capital ratios and to provide strategic flexibility, place us in the best possible position to face a more challenging economic and competitive environment. We will continue to fine-tune and make appropriate capital allocation decisions going forward as we focus our resources more strategically on our three core growth businesses."

First Union's new chief financial officer, Bob Kelly, who joined the company's management team on November 13, 2000, commented, "First Union's financial results for the fourth quarter and the full year of 2000 were in line with expectations and give us a good basis for growth. Our underlying fundamentals are good - period-end core deposits were up 2 percent and period-end loans were up 9 percent from the fourth quarter of 1999, excluding divestitures. While revenues were negatively affected by divestitures and difficult financial markets, we had record performance in Capital Management fee and other income. We began to see positive results in the fourth quarter of 2000 from our expense control initiatives of the past year. In addition, the strong efforts of our risk management team to monitor and actively manage the loan portfolio help us limit the deterioration of credit quality in our portfolio even as the entire industry experiences rising nonperforming assets and loan losses. In short, we are enthusiastic that with the restructuring nearing completion, we should begin to see renewed momentum by the end of 2001."

Net Interest Income
Net interest income on a tax equivalent basis was $1.8 billion in the fourth quarter of 2000, a decline of $214 million from the fourth quarter of 1999, largely due to the impact of divestitures. In full year 2000, net interest income on the same basis was $7.5 billion, flat with full year 1999. The net interest margin was 3.46 percent in the fourth quarter of 2000 and 3.55 percent in the full year of 2000, compared with 3.72 percent and 3.79 percent in the same respective periods of 1999.

Fee and Other Income
On an operating basis, fee and other income in the fourth quarter of 2000 was $1.6 billion, down 14 percent from the fourth quarter of 1999, excluding securities transactions. In full year 2000, fee and other income was $6.8 billion, down 2 percent from full year 1999 largely due to lower principal investing revenues. Despite the difficult financial markets, asset management and brokerage businesses performed well. These results also reflect the impact of the acquisition of EVEREN Capital Corporation, which was completed in the fourth quarter of 1999. On an operating basis, fee and other income as a percentage of total revenue, excluding securities transactions, was 48 percent in 2000 and in 1999.


                                   -- more --

FIRST UNION'S 2000 OPERATING EARNINGS/Page 3

Noninterest Expense
On an operating basis, noninterest expense was $2.1 billion in the fourth quarter of 2000, down 9 percent from the same quarter of 1999, reflecting solid expense control, lower variable compensation and employee benefit expense. In full year 2000, noninterest expense was $9.2 billion, an increase of 9 percent from full year 1999. The full year increase primarily reflects the addition of expenses related to EVEREN, which was included in all 12 months of 2000 and only three months of 1999 after this purchase acquisition was closed on October 1, 1999.

Divestitures Update
In the fourth quarter of 2000, 58 branch locations were sold and 26 additional branches are under contract for sale in the first quarter of 2001. In the third quarter of 2000, the $35 billion residential mortgage servicing portfolio and $5.7 billion credit card portfolio were sold. The sale of $13 billion of securities was complete by mid-October.

Restructuring and Other Charges and Gains
The restructuring and other charges/gains in the fourth quarter amounted to a pre-tax charge of $74 million ($36 million after-tax) or 4 cents per share. This included charges of $431 million, which were offset by $357 million in gains on branch sales mentioned above. Included in these charges are merger-related charges primarily composed of $34 million in system conversion expenses related to the EVEREN and other acquisitions, $212 million in noninterest expense, mostly personnel expenses, $118 million in additional writedowns of the portion of the large problem loan previously moved to assets held for sale as part of the restructuring announced in June 2000 and $74 million in losses on sales of the remaining $3 billion of the $13 billion of securities referenced above.

Net Charge-offs, Loan Loss Provision and Nonperforming Assets
Net charge-offs amounted to $192 million in the fourth quarter of 2000, an increase of $50 million from the third quarter of 2000 and $23 million from the fourth quarter of 1999. This represented 0.64 percent of average net loans, an increase of 18 basis points from the third quarter of 2000 and 12 basis points from the fourth quarter of 1999. In full year 2000, the charge-off ratio was
0.59 percent, in line with First Union's previous guidance. These numbers include $93 million in charge-offs taken in the fourth quarter related to a previously disclosed single large problem loan.

The loan loss provision was $192 million in the fourth quarter of 2000, a decrease of $10 million from the third quarter of 2000 and an increase of $19 million from the fourth quarter a year ago. In 2000, the loan loss provision was $1.1 billion, an increase of $387 million from 1999. The 2000 provision included a $325 million incremental provision. At December 31, 2000, the allowance to net loans increased to 1.39 percent from 1.32 percent at December 31, 1999.

At December 31, 2000, nonperforming assets were $1.6 billion, or 1.22 percent of net loans, foreclosed properties and loans held for sale, an increase of $533 million from December 31, 1999. Excluding the single, large problem loan, nonperforming assets increased $320 million. Fourth quarter 2000 nonperforming assets included $334 million of nonperforming assets in the held for sale category, down $15 million from the third quarter.

"Our experience in rising nonperforming assets is similar to the rest of the industry at this point in the credit cycle, with a 24 percent increase since September 30. The majority of this increase was related to a large commercial credit to a single borrower. This syndicated credit is an anomaly compared with the rest of the loan portfolio. The next largest nonperforming loan was $33 million," said Rob Nimmo, First Union's chief risk officer. "Excluding the single large nonperforming loan, nonperforming assets - including those held for sale - rose 8 percent from September 30, 2000. We continue to believe that 2001 will be a more challenging economic environment than the previous two years, and for some time we have incorporated into our budgeting process our view that nonperforming assets and loan losses will rise in 2001."

Selected Lines of Business
Capital Management encompasses brokerage and asset and wealth management businesses. Despite turbulent markets, a diverse product set and multiple distribution capabilities enabled Capital Management to generate $792 million in fee and other income in the fourth quarter of 2000, an increase of 2 percent from the fourth quarter of 1999. In full year 2000, Capital Management fee and other income was a record $3.2 billion, up 39 percent from 1999. The increase from 1999 reflects strong internal growth of 16 percent and also includes $564 million of revenue growth related to EVEREN. Revenue growth was propelled by strong performances in brokerage, insurance and asset management fees.

         Assets under management rose to $171 billion at December 31, 2000, up $1.0 billion from December 31, 1999. This includes growth in mutual fund assets under management of 6 percent in 2000 to $85 billion, reflecting strong investment performance coupled with a diversified portfolio. This performance compares favorably against market indices, with the S&P 500 down 10 percent, the Dow Jones Industrial Average down 6 percent and the NASDAQ composite down 39 percent in 2000.

                                   -- more --

FIRST UNION'S 2000 OPERATING EARNINGS/Page 4
         Evergreen Capital Growth Fund A was cited as a "category king" by The Wall Street Journal in the large cap value Lipper category, ranking among the top 10 funds in its peer group. The Evergreen Health Care Fund also was the top performing fund in its Lipper peer group at year-end 2000.

         Evergreen Funds recognized as a service leader in the mutual fund industry in 2000, ranking among the highest tier in highly regarded DALBAR customer service rankings.

         Nationwide network of 7,400 registered representatives at December 31, 2000, which increased by more than 400 with the closing of the JWGenesis acquisition on January 1, 2001.

         The Capital Management Group conducted two major systems conversion in 2000. Brokerage completed conversion to one common system in the fall of 2000, while systems upgrades in the 401(k) business enabled state-of-the-art record-keeping and Internet processing in this product area that helped fuel a 95 percent increase in asset sales from the fourth quarter of 1999.

         Wealth management business was restructured in 2000 to better meet client needs. Fee and other income related to Wealth and Trust Services increased 5 percent in 2000 from 1999.

Capital Markets, which encompasses investment banking and corporate banking activities, streamlined and exited a number of businesses in 2000 that did not fit strategic or growth needs. With its major buildup phase essentially complete, the Capital Markets Group developed integrated strategies aimed at serving middle market, growth companies. The impact of the restructuring and a $243 million decline in principal investing gains led to a 30 percent decrease in revenues to $608 million in the fourth quarter of 2000 from the fourth quarter of 1999. Excluding principal investing gains, Capital Markets revenues were down 2 percent from the fourth quarter of 1999. Only modest principal investing gains are anticipated in 2001.

The General Bank, which encompasses First Union's commercial, small business and consumer lending and deposit activities, experienced solid growth, with deposit unit sales up 5 percent and Big 3 loans (direct consumer, prime equity lines and small business lines/loans) up 7 percent from the fourth quarter of 1999. Branch divestitures in the fourth quarter of 2000 included $2.1 billion in deposits and $482 million in loans.

         Overall customer satisfaction scores as measured by Gallup improved for the seventh consecutive quarter.

         Customer retention continued to improve, remaining in the 96 to 97 percent range throughout 2000.

         Focused strategies resulted in growth in both commercial and consumer loans, net of securitizations and transfers. Sales of consumer prime equity lines were up 20 percent from the fourth quarter of 1999.

         Core deposits, adjusted for divestitures, grew significantly from year-end 1999, reversing the negative growth trend experienced in 1999.

In First Union's e-commerce business, enrollments for Internet services grew by approximately 100,000 a month in 2000, reaching 2.4 million enrollments at December 31, 2000, including 59,000 online brokerage enrollments and 88,000 online wholesale enrollments.

         The nation's 3rd largest and fastest growing online banking channel for the past 2 years.

         Recent Forrester survey ranked First Union first in online customer service, second in online features and fourth overall in online services.

         Named top Internet cash management information reporting provider in Ernst & Young, L.L.P., national survey.

                                   -- more --

FIRST UNION'S 2000 OPERATING EARNINGS/Page 5

Earnings Conference Call

First Union CEO Ken Thompson and CFO Bob Kelly will review First Union's fourth quarter results at 10 a.m. on Thursday, January 18, in a teleconference and live audio webcast. During the call, Kelly will review information presented in handouts that are available through ftuinvestor.com. Participants are encouraged to access the handouts before the teleconference begins.

Webcast Instructions: To gain access to the webcast, which will be "listen-only," go to www.ftuinvestor.com and click on the link First Union Fourth Quarter Earnings Audio Webcast. In order to listen to the webcast, you will need to download Real Player Basic 8 in advance of the event. A replay of the webcast also will be available beginning about noon on Thursday, January 18.

Teleconference Instructions: On January 18, the telephone number to participate in the teleconference is 888-603-7029 for U.S. callers (or 712-271-3895 for international callers). You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: 33345.

A continuous telephone replay will be available beginning at noon on Thursday, January 18, and continuing through 5 p.m. on Wednesday, January 24. The replay telephone number is 402-998-0561.

                                      ***

First Union (NYSE:FTU), with $254 billion in assets and stockholders' equity of $15 billion at December 31, 2000, is a leading provider of financial services to 15 million retail and corporate customers throughout the East Coast and the nation. The company operates full-service banking offices in 11 East Coast states and Washington, D.C., and full-service brokerage offices in 46 states. Online banking products and services can be accessed through www.firstunion.com.

This news release and earnings conference call may contain certain forward-looking statements with respect to the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of First Union, including, without limitation, (i) statements relating to certain of First Union's goals and expectations with respect to earnings, revenue, expenses, and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets" or similar expressions. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond First Union's control). A discussion of various factors that could cause First Union's actual results or conditions to differ materially from the goals, plans, objectives, intentions, and expectations expressed in such forward-looking statements is included in First Union's most recent annual, quarterly and current reports filed with the Securities and Exchange Commission. Some of the factors described in those reports, include, without limitation, factors relating to (1) the strength of the U.S. economy in general and the strength of the local economies in which First Union conducts operations, which may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on First Union's loan portfolio and allowance for loan losses; (2) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System;
(3) adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on First Union's capital markets and capital management activities; (4) the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); and (5) the effect of corporate restructuring, acquisitions and/or dispositions on First Union.

Forward-looking statements speak only as of the date they are made. First Union does not intend to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

                                   -- more --


PAGE 6
FIRST UNION CORPORATION
EARNINGS DATA
(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                           Three Months Ended                        Years Ended
                                                               December 31,         4 Q 00           December 31,          12 M 00
                                                     --------------------------               -------------------------
                                                                                      vs                                      vs
(Dollars in millions, except per share data)              2000             1999     4 Q 99        2000        1999         12 M 99
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Income before merger-related, restructuring and
  other charges and cumulative effect of a change
  in accounting principle (Operating earnings)       $     681              846      (20)%  $     2,935       3,486          (16)%
After-tax merger-related, restructuring
  and other charges                                        (36)              (4)       -         (2,797)       (263)           -
--------------------------------------------------------------------------------            ------------------------
Income before cumulative effect of a change
  in accounting principle                                  645              842      (23)           138       3,223          (96)
Cumulative effect of a change in accounting
  for beneficial interests, net of tax                     (46)               -        -            (46)          -            -
--------------------------------------------------------------------------------            ------------------------
Net income                                           $     599              842      (29)%  $        92       3,223          (97)%
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Diluted
  Income before merger-related, restructuring
    and other charges and cumulative effect
    of a change in accounting principle              $    0.69             0.86      (20)%  $      2.97        3.60          (18)%
  Income before cumulative effect of
    a change in accounting principle                      0.65             0.86      (24)          0.12        3.33          (96)
  Net income                                              0.60             0.86      (30)          0.07        3.33          (98)
Basic
  Income before merger-related, restructuring
    and other charges and cumulative effect
    of a change in accounting principle                   0.70             0.87      (20)          3.00        3.63          (17)
  Income before cumulative effect of
    a change in accounting principle                      0.66             0.86      (23)          0.12        3.35          (96)
  Net income                                              0.61             0.86      (29)          0.07        3.35          (98)
Cash dividends                                            0.48             0.47        2           1.92        1.88            2
Book value                                               15.66            16.91       (7)         15.66       16.91           (7)
Period-end price                                     $   27.81            32.94      (16)   $     27.81       32.94          (16)
Dividend payout ratio
  (Based on operating earnings)                          69.57 %          54.65       27          64.75  %    52.22           24
Average shares (In thousands)
  Diluted                                              990,445          984,537        -        974,172     966,863            1
  Basic                                                969,097          976,377       (1)       970,608     959,390            1
Actual shares (In thousands)                           979,963          988,315       (1)%      979,963     988,315           (1)%
------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
Before merger-related, restructuring and
  other charges and cumulative effect of
  a change in accounting principle
    Return on average assets (a)                          1.12 %           1.38        -           1.18  %     1.51            -
    Return on average stockholders' equity (a)           15.36            19.78        -          17.23       21.60            -
    Overhead efficiency ratio (b)                        63.85            61.82        -          64.20       58.32            -
Net charge-offs as a percentage of
  average loans, net (a)                                  0.64             0.52        -           0.59        0.53            -
Nonperforming assets to loans, net, and
  foreclosed properties                                   1.03             0.80        -           1.03        0.80            -
Net interest margin (a)                                   3.46 %           3.72        -           3.55  %     3.79            -
------------------------------------------------------------------------------------------------------------------------------------
CASH EARNINGS (Excluding goodwill
  and other intangible amortization)
Before merger-related, restructuring and
  other charges and cumulative effect of
  a change in accounting principle
    Net income                                       $     753              937      (20)%  $     3,270       3,817          (14)%
    Diluted earnings per share                       $    0.76             0.95      (20)   $      3.30        3.94          (16)
    Return on average tangible assets (a)                 1.26 %           1.56        -           1.34  %     1.69            -
    Return on average tangible stockholders'
      equity (a)                                         21.55            32.93        -          26.33       34.67            -
    Overhead efficiency ratio (b)                        61.46 %          59.06        - %        61.68  %    55.62            - %
------------------------------------------------------------------------------------------------------------------------------------

(a) Annualized.
(b) The overhead efficiency ratio is equal to noninterest expense dividend by the sum of tax-equivalent net interest income and fee and other income.


PAGE 7
FIRST UNION CORPORATION
EARNINGS DATA (a)
(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                      Three Months Ended                        Years Ended
                                                         December 31,            4 Q 00          December 31,             12 M 00
                                                     ---------------------                -------------------------
                                                                                   vs                                       vs
(Dollars in millions, except per share data)         2000           1999         4 Q 99         2000         1999         12 M 99
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS SUMMARY
Net interest income (b)                         $    1,757          1,971         (11)%   $     7,536         7,570           -  %
Provision for loan losses                              192            173          11           1,079           692          56
--------------------------------------------------------------------------                --------------------------
Net interest income after provision for
  loan losses (b)                                    1,565          1,798         (13)          6,457         6,878          (6)
Securities transactions - portfolio                    (76)            (7)          -          (1,134)          (63)          -
Fee and other income                                 1,829          1,844          (1)          7,189         6,996           3
Merger-related and restructuring
  charges                                               33              6           -           2,190           404           -
Other noninterest expense                            2,344          2,354           -           9,520         8,458          13
--------------------------------------------------------------------------                --------------------------
Income before income taxes and
  cumulative effect of a change in
  accounting principle (b)                             941          1,275         (26)            802         4,949         (84)
Income taxes                                           271            407         (33)            565         1,608         (65)
Tax-equivalent adjustment                               25             26          (4)             99           118         (16)
--------------------------------------------------------------------------                --------------------------
Income before cumulative effect
  of a change in accounting
  principle                                            645            842         (23)            138         3,223         (96)
Cumulative effect of a change in the
  accounting for beneficial interests,
  net of tax                                           (46)             -           -             (46)            -           -
--------------------------------------------------------------------------                --------------------------
  Net income                                    $      599            842         (29)%   $        92         3,223         (97)%
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE BALANCE SHEET DATA
Loans, net of unearned income                   $  120,093        131,219          (8)%   $   126,888       129,791          (2)%
Earning assets                                     202,606        211,684          (4)        212,347       199,936           6
Total assets                                       239,375        243,540          (2)        247,492       230,319           7
Noninterest-bearing deposits                        27,875         29,559          (6)         28,491        30,995          (8)
Interest-bearing deposits                          110,454        107,421           3         112,275       104,117           8
Stockholders' equity                            $   14,753         16,686         (12)%   $    15,541        15,932          (2)%
------------------------------------------------------------------------------------------------------------------------------------
(a)  See the Consolidated Condensed Statements of Income for information related to operating earnings.
(b)  Tax-equivalent.


PAGE 8
FIRST UNION CORPORATION
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Unaudited)
-----------------------------------------------------------------------------------------------------
                                                            Three Months Ended December 31, 2000
                                                        ---------------------------------------------
                                                                    Restructuring
                                                       Operating       and Other          As
(In millions)                                           Earnings     Charges/Gains     Reported
-----------------------------------------------------------------------------------------------------
Net interest income                                     $ 1,732                -       1,732
Provision for loan losses                                   192                -         192
-----------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses       1,540                -       1,540
-----------------------------------------------------------------------------------------------------
Fee and other income
  Service charges and fees                                  481                -         481
  Advisory, underwriting and other Capital Markets fees     187          (5)             182
  Other income
    Security transactions - portfolio                        (2)        (74)             (76)
    Asset sales and securitization                           69           1               70
    Gain on sale of credit card portfolio                    -                 -           -
    Gain on sale of mortgage servicing portfolio             -                 -           -
    Gain on sale of branches                                 -          357              357
    Other income                                            847        (108)             739
----------------------------------------------------------------------------------------------------
        Total fee and other income                        1,582         171            1,753
----------------------------------------------------------------------------------------------------
Noninterest expense
  Restructuring charges                                      -           33               33
  Other noninterest expense                               2,132         212            2,344
----------------------------------------------------------------------------------------------------
        Total noninterest expense                         2,132         245            2,377
----------------------------------------------------------------------------------------------------
Income before income taxes (benefits) and
  cumulative effect of a change in accounting principle     990         (74)             916
Income taxes (benefits)                                     309         (38)             271
---------------------------------------------------------------------------------------------------
Income before cumulative effect of a change
  in accounting principle                                   681         (36)             645
Cumulative effect of a change in the accounting for
  beneficial interests, net of tax                          (46)          -              (46)
---------------------------------------------------------------------------------------------------
        Net income                                      $   635         (36)             599
---------------------------------------------------------------------------------------------------
Diluted earnings per share
  Income before a change in accounting principle        $  0.69       (0.04)            0.65
  Net income                                            $  0.64       (0.04)            0.60
---------------------------------------------------------------------------------------------------

                                                                     Year Ended December 31, 2000
                                                         ----------------------------------------------
                                                                           Restructuring
                                                         Operating           and Other            As
                                                          Earnings         Charges/Gains       Reported
-------------------------------------------------------------------------------------------------------
Net interest income                                          7,437                  -             7,437
Provision for loan losses                                      754                325             1,079
--------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses          6,683               (325)            6,358
--------------------------------------------------------------------------------------------------------
Fee and other income
  Service charges and fees                                   1,966                (46)            1,920
  Advisory, underwriting and other Capital Markets fees        724                 (8)              716
  Other income
    Security transactions - portfolio                          (15)            (1,119)           (1,134)
    Asset sales and securitization                             263               (387)             (124)
    Gain on sale of credit card portfolio                       -                 937               937
    Gain on sale of mortgage servicing portfolio                -                  71                71
    Gain on sale of branches                                    -                 357               357
    Other income                                             3,877               (565)            3,312
--------------------------------------------------------------------------------------------------------
        Total fee and other income                           6,815               (760)            6,055
--------------------------------------------------------------------------------------------------------
Noninterest expense
  Restructuring charges                                         -               2,190             2,190
  Other noninterest expense                                  9,213                307             9,520
--------------------------------------------------------------------------------------------------------
        Total noninterest expense                            9,213              2,497            11,710
--------------------------------------------------------------------------------------------------------
Income before income taxes (benefits) and
  cumulative effect of a change in accounting principle      4,285             (3,582)              703
Income taxes (benefits)                                      1,350               (785)              565
--------------------------------------------------------------------------------------------------------
Income before cumulative effect of a change
  in accounting principle                                    2,935             (2,797)              138
Cumulative effect of a change in the accounting for
  beneficial interests, net of tax                             (46)                 -               (46)
--------------------------------------------------------------------------------------------------------
        Net income                                           2,889             (2,797)               92
--------------------------------------------------------------------------------------------------------
Diluted earnings per share
  Income before a change in accounting principle              2.97              (2.85)             0.12
  Net income                                                  2.92              (2.85)             0.07
--------------------------------------------------------------------------------------------------------

FIRST UNION CORPORATION
RESTRUCTURING AND OTHER CHARGES/GAINS
(Unaudited)
------------------------------------------------------------------------------------------------------------------------
                                                                                                Three
                                                                                               Months              Year
                                                                                                Ended             Ended
                                                                                         December 31,      December 31,
(In millions)                                                                                    2000              2000
------------------------------------------------------------------------------------------------------------------------
RESTRUCTURING CHARGES (Includes merger-related charges)
Employee termination benefits                                                                  $   10               172
Occupancy                                                                                           -               108
Goodwill and other intangible impairments (noncash)                                                 -             1,754
Other asset impairments                                                                            (1)               18
Contract cancellations                                                                            (10)               74
Other                                                                                               -               (14)
------------------------------------------------------------------------------------------------------------------------
        Total                                                                                      (1)            2,112
EVEREN and other merger-related charges                                                            34                78
------------------------------------------------------------------------------------------------------------------------
        Total                                                                                      33             2,190
------------------------------------------------------------------------------------------------------------------------
OTHER CHARGES/GAINS
Provision for loan losses                                                                           -               325
Service charges and fees                                                                            -                46
Advisory, underwriting and other Capital Markets fees                                               5                 8
Other income                                                                                     (176)              706
Other noninterest expense                                                                         212               307
------------------------------------------------------------------------------------------------------------------------
        Total other charges/gains                                                                  41             1,392
------------------------------------------------------------------------------------------------------------------------
        Total restructuring and other charges/gains                                               (74)           (3,582)
Income taxes (benefits)                                                                           (38)             (785)
------------------------------------------------------------------------------------------------------------------------
After-tax restructuring and other charges/gains                                                 $ (36)           (2,797)
------------------------------------------------------------------------------------------------------------------------


PAGE 9
FIRST UNION CORPORATION
QUARTERLY FINANCIAL HIGHLIGHTS
(Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                               2000           1999
                                                             -------------------------------------------------------  -------------

                                                               Fourth         Third          Second           First         Fourth
(Dollars in millions, except common stock prices)             Quarter       Quarter         Quarter         Quarter        Quarter
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS (a)
Net interest income                                        $      392           383             366             407            389
-----------------------------------------------------------------------------------------------------------------------------------
Fee and other income
  Principal investing                                             (33)           37             185             203            210
  Risk management (b)                                              65            61              74              63             41
  Investment banking (b)                                          168            87             123             120            157
  Corporate banking                                                52            56              66              53             49
  International                                                    57            60              56              53             52
  Fixed income and other (b)                                       35            43              14              39             41
-----------------------------------------------------------------------------------------------------------------------------------
        Total                                                     344           344             518             531            550
  Eliminations                                                   (128)          (32)            (32)            (31)           (72)
-----------------------------------------------------------------------------------------------------------------------------------
        Total fee and other income - Capital Markets              216           312             486             500            478
-----------------------------------------------------------------------------------------------------------------------------------
        Total Capital Markets                              $      608           695             852             907            867
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Wealth and trust services                                  $      186           181             177             183            188
Mutual funds                                                      135           137             130             130            125
CAP account                                                        43            42              41              38             34
Retail brokerage services                                         451           442             448             546            452
-----------------------------------------------------------------------------------------------------------------------------------
        Total                                                     815           802             796             897            799
Eliminations                                                      (23)          (23)            (23)            (25)           (26)
-----------------------------------------------------------------------------------------------------------------------------------
        Total Capital Management                           $      792           779             773             872            773
-----------------------------------------------------------------------------------------------------------------------------------
PERIOD-END BALANCE SHEET DATA
Securities available for sale                              $   47,603        50,392          53,491          50,421         51,277
Investment securities                                           1,643         1,673           1,712           1,668          1,758
Loans, net of unearned income                                 123,760       123,419         128,359         135,803        133,177
Total assets                                                  254,170       246,640         257,994         253,648        253,024
Noninterest-bearing deposits                                   30,315        28,501          30,229          29,885         31,375
Interest-bearing deposits                                     112,353       110,369         114,635         110,005        109,672
Long-term debt                                                 35,809        36,258          33,140          33,043         31,975
Stockholders' equity                                       $   15,347        14,795          13,951          16,884         16,709
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED CAPITAL RATIOS (c)
Tier 1 capital                                                   6.89 %        7.00            6.65            6.94           7.08
Total capital                                                   11.00         11.32           10.57           10.67          10.87
Leverage                                                         5.92          5.73            5.34            5.94           5.97
STOCKHOLDERS' EQUITY TO ASSETS
Quarter-end                                                      6.04          6.00            5.41            6.66           6.60
Average                                                          6.16 %        5.77            6.50            6.68           6.85
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK PRICE
High                                                       $    34.13         32.63           38.88           37.94          43.63
Low                                                             24.00         25.00           25.00           28.44          32.44
Period-end                                                 $    27.81         32.19           25.00           37.25          32.94
-----------------------------------------------------------------------------------------------------------------------------------

(a) The fourth, third and second quarters of 2000 are based on operating earnings.
(b) The aggregate amounts of trading account profits included in this table in fourth, third, second and first quarters of 2000 and in the fourth quarter of 1999 were $63 million, $70 million, $73 million, $99 million and $72 million, respectively. This includes risk management and proprietary trading as well as amounts included in investment banking and fixed income and other trading.
(c) The fourth quarter of 2000 is based on estimates.

PAGE 10
FIRST UNION CORPORATION
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS (a)
(Unaudited)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                              2000         1999
                                                               ----------------------------------------------------  -----------

                                                                     Fourth        Third       Second        First       Fourth
(In millions, except per share data)                                Quarter      Quarter      Quarter      Quarter      Quarter
--------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                  $         2,701        2,768        2,929        2,848        2,792
Interest and dividends on securities available for sale                 910          945          993          936          895
Interest and dividends on investment securities                          29           30           30           30           31
Trading account interest                                                199          212          218          191          182
Other interest income                                                   425          510          322          308          243
--------------------------------------------------------------------------------------------------------------------------------
        Total interest income                                         4,264        4,465        4,492        4,313        4,143
--------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                  1,367        1,422        1,285        1,195        1,102
Interest on short-term borrowings                                       538          609          750          639          606
Interest on long-term debt                                              627          600          552          513          490
--------------------------------------------------------------------------------------------------------------------------------
        Total interest expense                                        2,532        2,631        2,587        2,347        2,198
--------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                   1,732        1,834        1,905        1,966        1,945
Provision for loan losses                                               192          142          228          192          173
--------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                   1,540        1,692        1,677        1,774        1,772
--------------------------------------------------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                                481          508          491          486          513
Commissions                                                             383          365          375          468          398
Fiduciary and asset management fees                                     387          384          374          366          353
Advisory, underwriting and other Capital Markets fees                   187          146          182          209          205
Principal investing                                                     (33)          37          185          203          210
Other income                                                            177          205          139          110          158
--------------------------------------------------------------------------------------------------------------------------------
        Total fee and other income                                    1,582        1,645        1,746        1,842        1,837
--------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                        1,243        1,381        1,396        1,429        1,310
Occupancy                                                               150          157          155          157          148
Equipment                                                               221          213          210          214          215
Advertising                                                              16           14           31           30           48
Communications and supplies                                             123          117          122          125          135
Professional and consulting fees                                         97           87           82           71           79
Goodwill and other intangible amortization                               80           79          100          102          105
Sundry expense                                                          202          280          270          259          314
--------------------------------------------------------------------------------------------------------------------------------
        Total noninterest expense                                     2,132        2,328        2,366        2,387        2,354
--------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                              990        1,009        1,057        1,229        1,255
Income taxes                                                            309          307          343          391          409
--------------------------------------------------------------------------------------------------------------------------------
        Net operating earnings                              $           681          702          714          838          846
--------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per share                                  $          0.69         0.71         0.73         0.85         0.86
--------------------------------------------------------------------------------------------------------------------------------

(a) Operating earnings exclude merger-related, restructuring and other charges and cumulative effect of a change in accounting principle.


PAGE 11
FIRST UNION CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(Unaudited)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                              2000        1999
                                                                ---------------------------------------------------  ----------

                                                                     Fourth      Third       Second          First      Fourth
(In millions, except per share data)                                Quarter    Quarter      Quarter        Quarter     Quarter
-------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                   $        2,701      2,768        2,929          2,848       2,792
Interest and dividends on securities available for sale                 910        945          993            936         895
Interest and dividends on investment securities                          29         30           30             30          31
Trading account interest                                                199        212          218            191         182
Other interest income                                                   425        510          322            308         243
-------------------------------------------------------------------------------------------------------------------------------
        Total interest income                                         4,264      4,465        4,492          4,313       4,143
-------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                  1,367      1,422        1,285          1,195       1,102
Interest on short-term borrowings                                       538        609          750            639         606
Interest on long-term debt                                              627        600          552            513         490
-------------------------------------------------------------------------------------------------------------------------------
        Total interest expense                                        2,532      2,631        2,587          2,347       2,198
-------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                   1,732      1,834        1,905          1,966       1,945
Provision for loan losses                                               192        202          493            192         173
-------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                   1,540      1,632        1,412          1,774       1,772
-------------------------------------------------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                                481        506          447            486         513
Commissions                                                             383        365          375            468         398
Fiduciary and asset management fees                                     387        384          374            366         353
Advisory, underwriting and other Capital Markets fees                   182        143          182            209         205
Principal investing                                                     (33)        37          185            203         210
Other income                                                            353        628       (1,166)           110         158
-------------------------------------------------------------------------------------------------------------------------------
        Total fee and other income                                    1,753      2,063          397          1,842       1,837
-------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                        1,407      1,427        1,396          1,429       1,310
Occupancy                                                               150        160          155            157         148
Equipment                                                               233        213          210            214         215
Advertising                                                              35         18           31             30          48
Communications and supplies                                             130        125          123            125         135
Professional and consulting fees                                        104         91           82             71          79
Goodwill and other intangible amortization                               80         79          100            102         105
Merger-related and restructuring charges                                 33         52        2,110             (5)          6
Sundry expense                                                          205        283          296            259         314
-------------------------------------------------------------------------------------------------------------------------------
        Total noninterest expense                                     2,377      2,448        4,503          2,382       2,360
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes (benefits) and
  cumulative effect of a change in accounting principle                 916      1,247       (2,694)         1,234       1,249
Income taxes (benefits)                                                 271        395         (495)           394         407
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) before cumulative effect of a change
  in accounting principle                                               645        852       (2,199)           840         842
Cumulative effect of a change in the accounting for
  beneficial interests, net of tax                                      (46)         -            -              -           -
-------------------------------------------------------------------------------------------------------------------------------
        Net income (loss)                                    $          599        852       (2,199)           840         842
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Basic
  Income (loss) before change in accounting principle        $         0.66       0.87        (2.27)          0.86        0.86
  Net income (loss)                                                    0.61       0.87        (2.27)          0.86        0.86
Diluted
  Income (loss) before change in accounting principle                  0.65       0.86        (2.27)          0.85        0.86
  Net income (loss)                                                    0.60       0.86        (2.27)          0.85        0.86
Cash dividends                                               $         0.48       0.48         0.48           0.48        0.47
AVERAGE SHARES (In thousands)
Basic                                                               969,097    971,453      969,707        972,174     976,377
Diluted                                                             990,445    986,763      981,940        984,095     984,537
-------------------------------------------------------------------------------------------------------------------------------


PAGE 12
FIRST UNION CORPORATION
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS (a)
(Unaudited)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    Years Ended
                                                                                                                    December 31,
                                                                                                     --------------------------
(In millions, except per share data)                                                                         2000         1999
-------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                                                        $        11,246       10,629
Interest and dividends on securities available for sale                                                     3,784        2,969
Interest and dividends on investment securities                                                               119          129
Trading account interest                                                                                      820          600
Other interest income                                                                                       1,565          824
-------------------------------------------------------------------------------------------------------------------------------
        Total interest income                                                                              17,534       15,151
-------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                                                        5,269        4,054
Interest on short-term borrowings                                                                           2,536        2,019
Interest on long-term debt                                                                                  2,292        1,626
-------------------------------------------------------------------------------------------------------------------------------
        Total interest expense                                                                             10,097        7,699
-------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                                                         7,437        7,452
Provision for loan losses                                                                                     754          692
-------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                                                         6,683        6,760
-------------------------------------------------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                                                                    1,966        1,987
Commissions                                                                                                 1,591        1,014
Fiduciary and asset management fees                                                                         1,511        1,238
Advisory, underwriting and other Capital Markets fees                                                         724          702
Principal investing                                                                                           392          592
Other income                                                                                                  631        1,400
-------------------------------------------------------------------------------------------------------------------------------
        Total fee and other income                                                                          6,815        6,933
-------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                                                              5,449        4,716
Occupancy                                                                                                     619          546
Equipment                                                                                                     858          793
Advertising                                                                                                    91          234
Communications and supplies                                                                                   487          481
Professional and consulting fees                                                                              337          287
Goodwill and other intangible amortization                                                                    361          391
Sundry expense                                                                                              1,011        1,010
-------------------------------------------------------------------------------------------------------------------------------
        Total noninterest expense                                                                           9,213        8,458
-------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                                                                  4,285        5,235
Income taxes                                                                                                1,350        1,749
-------------------------------------------------------------------------------------------------------------------------------
        Net operating earnings                                                                    $         2,935        3,486
-------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per share                                                                        $          2.97         3.60
-------------------------------------------------------------------------------------------------------------------------------

(a) Operating earnings exclude merger-related, restructuring and other charges and cumulative effect of a change in accounting principle.

PAGE 13
FIRST UNION CORPORATION
CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Years Ended
                                                                                                                       December 31,
                                                                                                   ---------------------------------

(In millions, except per share data)                                                                           2000            1999
------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                                                      $            11,246          10,629
Interest and dividends on securities available for sale                                                       3,784           2,969
Interest and dividends on investment securities                                                                 119             129
Trading account interest                                                                                        820             600
Other interest income                                                                                         1,565             824
------------------------------------------------------------------------------------------------------------------------------------
        Total interest income                                                                                17,534          15,151
------------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                                                          5,269           4,054
Interest on short-term borrowings                                                                             2,536           2,019
Interest on long-term debt                                                                                    2,292           1,626
------------------------------------------------------------------------------------------------------------------------------------
        Total interest expense                                                                               10,097           7,699
------------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                                                           7,437           7,452
Provision for loan losses                                                                                     1,079             692
------------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                                                           6,358           6,760
------------------------------------------------------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                                                                      1,920           1,987
Commissions                                                                                                   1,591           1,014
Fiduciary and asset management fees                                                                           1,511           1,238
Advisory, underwriting and other Capital Markets fees                                                           716             702
Principal investing                                                                                             392             592
Other income                                                                                                    (75)          1,400
------------------------------------------------------------------------------------------------------------------------------------
        Total fee and other income                                                                            6,055           6,933
------------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                                                                5,659           4,716
Occupancy                                                                                                       622             546
Equipment                                                                                                       870             793
Advertising                                                                                                     114             234
Communications and supplies                                                                                     503             481
Professional and consulting fees                                                                                348             287
Goodwill and other intangible amortization                                                                      361             391
Merger-related and restructuring charges                                                                      2,190             404
Sundry expense                                                                                                1,043           1,010
------------------------------------------------------------------------------------------------------------------------------------
        Total noninterest expense                                                                            11,710           8,862
------------------------------------------------------------------------------------------------------------------------------------
Income before income taxes and cumulative
  effect of a change in accounting principle                                                                    703           4,831
Income taxes                                                                                                    565           1,608
------------------------------------------------------------------------------------------------------------------------------------
Income before cumulative effect of a change in accounting principle                                             138           3,223
Cumulative effect of a change in the accounting for beneficial interests, net of tax                            (46)              -
------------------------------------------------------------------------------------------------------------------------------------
        Net income                                                                              $                92           3,223
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Basic
  Income before change in accounting principle                                                  $              0.12            3.35
  Net income                                                                                                   0.07            3.35
Diluted
  Income before change in accounting principle                                                                 0.12            3.33
  Net income                                                                                                   0.07            3.33
Cash dividends                                                                                  $              1.92            1.88
AVERAGE SHARES (In thousands)
Basic                                                                                                       970,608         959,390
Diluted                                                                                                     974,172         966,863
------------------------------------------------------------------------------------------------------------------------------------

PAGE 14
FIRST UNION CORPORATION
LOANS - ON-BALANCE SHEET AND MANAGED PORTFOLIOS

(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                              2000           1999
                                                            ---------------------------------------------------------  -------------

                                                                Fourth          Third          Second          First         Fourth
(In millions)                                                  Quarter        Quarter         Quarter        Quarter        Quarter
------------------------------------------------------------------------------------------------------------------------------------
ON-BALANCE SHEET LOAN PORTFOLIO
  COMMERCIAL
  Commercial, financial and agricultural                 $      54,207         53,325          53,870         54,082         51,683
  Real estate - construction and other                           3,104          2,751           2,600          2,344          2,435
  Real estate - mortgage                                         9,218          9,286           9,239          9,275          8,768
  Lease financing                                               15,465         13,997          13,181         12,511         12,742
  Foreign                                                        5,453          5,548           4,956          4,587          4,991
------------------------------------------------------------------------------------------------------------------------------------
        Total commercial                                        87,447         84,907          83,846         82,799         80,619
------------------------------------------------------------------------------------------------------------------------------------
  RETAIL
  Real estate - mortgage                                        17,708         19,108          25,204         27,528         27,793
  Installment loans (a)                                         22,972         22,634          21,797         26,897         25,795
  Vehicle leasing                                                2,115          2,600           3,112          3,822          4,483
------------------------------------------------------------------------------------------------------------------------------------
        Total retail                                            42,795         44,342          50,113         58,247         58,071
------------------------------------------------------------------------------------------------------------------------------------
        Total loans                                            130,242        129,249         133,959        141,046        138,690
  Unearned income                                                6,482          5,830           5,600          5,243          5,513
------------------------------------------------------------------------------------------------------------------------------------
        Loans, net (on-balance sheet)                    $     123,760        123,419         128,359        135,803        133,177
------------------------------------------------------------------------------------------------------------------------------------

MANAGED PORTFOLIO (b)
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
On-balance sheet loan portfolio                          $      87,447         84,907          83,846         82,799         80,619
Securitized loans                                                1,281          1,117           1,139          1,173          1,223
Loans held for sale included in other assets                       953          1,994           2,378          2,195          2,465
------------------------------------------------------------------------------------------------------------------------------------
        Total commercial                                        89,681         88,018          87,363         86,167         84,307
------------------------------------------------------------------------------------------------------------------------------------
RETAIL
Real estate - mortgage
  On-balance sheet loan portfolio                               17,708         19,108          25,204         27,528         27,793
  Securitized loans included in
    securities available for sale                                3,455          3,711             408            492              -
  Loans held for sale included in other assets                   1,111            802             782          1,341          1,503
------------------------------------------------------------------------------------------------------------------------------------
        Total real estate - mortgage                            22,274         23,621          26,394         29,361         29,296
------------------------------------------------------------------------------------------------------------------------------------
Installment loans (a)
  On-balance sheet loan portfolio                               22,972         22,634          21,797         26,897         25,795
  Securitized loans                                             11,862         11,883          16,342         17,259         18,146
  Securitized loans included in
    securities available for sale                                9,292          9,735           9,200          8,584          8,112
  Loans held for sale included in other assets                   6,082          6,295           7,476          1,339            898
------------------------------------------------------------------------------------------------------------------------------------
        Total installment loans                                 50,208         50,547          54,815         54,079         52,951
------------------------------------------------------------------------------------------------------------------------------------
Vehicle leasing - on-balance sheet loan portfolio                2,115          2,600           3,112          3,822          4,483
------------------------------------------------------------------------------------------------------------------------------------
        Total retail                                            74,597         76,768          84,321         87,262         86,730
------------------------------------------------------------------------------------------------------------------------------------
        Total managed portfolio                          $     164,278        164,786         171,684        173,429        171,037
------------------------------------------------------------------------------------------------------------------------------------

(a) Installment loans include credit card, instant cash reserve, signature and First Choice.
(b) The managed portfolio includes the on-balance sheet loan portfolio, loans held for sale that are classified in other assets, loans securitized for which the securities are classified in securities available for sale and the off-balance sheet portfolio of securitized loans.

PAGE 15
FIRST UNION CORPORATION
LOANS HELD FOR SALE

(Unaudited)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            2000
                                                                           ------------------------------------------------------

                                                                                  Fourth        Third       Second         First
(In millions)                                                                    Quarter      Quarter      Quarter       Quarter
---------------------------------------------------------------------------------------------------------------------------------
2000 STRATEGIC REPOSITIONING
Balance, beginning of period                                             $         4,983        6,326            -            -
Loans transferred to assets held for sale                                              -          719        7,182            -
Allowance for loan losses related to loans transferred
  to assets held for sale                                                              -          (46)        (319)           -
Lower of cost or market valuation allowance related
   to loans transferred to assets held for sale                                     (106)        (120)        (537)           -
Loans sold                                                                          (289)      (1,756)           -            -
Other, net (a)                                                                      (325)        (140)           -            -
---------------------------------------------------------------------------------------------------------------------------------
Balance, end of period                                                             4,263        4,983        6,326            -
---------------------------------------------------------------------------------------------------------------------------------
OTHER (b)
Balance, beginning of period                                                       4,108        4,310        4,875         4,866
Originations                                                                       2,701        2,505        1,568         1,781
Loans transferred from assets held for sale, net                                    (556)         (24)        (515)         (298)
Loans sold                                                                        (2,204)      (2,587)      (1,408)       (1,397)
Other, net (a)                                                                      (166)         (96)        (210)          (77)
---------------------------------------------------------------------------------------------------------------------------------
Balance, end of period                                                             3,883        4,108        4,310         4,875
---------------------------------------------------------------------------------------------------------------------------------
Total loans held for sale, end of period                                 $         8,146        9,091       10,636         4,875
---------------------------------------------------------------------------------------------------------------------------------

(a) Other, net represents primarily loan payments.
(b) Other includes primarily student, mortgage warehouse, home equity and syndication loans.

PAGE 16
FIRST UNION CORPORATION
ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING ASSETS

(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               2000          1999
                                                                 ----------------------------------------------------  ------------

                                                                     Fourth          Third       Second        First        Fourth
(In millions)                                                       Quarter        Quarter      Quarter      Quarter       Quarter
-----------------------------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES
Balance, beginning of period                                  $       1,720          1,706        1,760        1,757         1,759
Provision for loan losses                                               192            202          493          192           173
Allowance relating to loans acquired, transferred to
  other assets or sold                                                    2            (46)        (319)           -            (6)
Loan losses, net                                                       (192)          (142)        (228)        (189)         (169)
-----------------------------------------------------------------------------------------------------------------------------------
Balance, end of period                                        $       1,722          1,720        1,706        1,760         1,757
-----------------------------------------------------------------------------------------------------------------------------------
as % of loans, net                                                     1.39  %        1.39         1.33         1.30          1.32
-----------------------------------------------------------------------------------------------------------------------------------
as % of nonaccrual and restructured loans (a)                           146  %         202          215          150           181
-----------------------------------------------------------------------------------------------------------------------------------
as % of nonperforming assets (a)                                        135  %         181          193          139           165
-----------------------------------------------------------------------------------------------------------------------------------
LOAN LOSSES
Commercial, financial and agricultural                        $         159            108          157          107            93
Real estate - commercial construction and mortgage                        7              3            1            2             9
Real estate - residential mortgage                                        3              1            5            4             5
Installment loans and vehicle leasing (b)                                52             53          101          104           101
-----------------------------------------------------------------------------------------------------------------------------------
        Total                                                           221            165          264          217           208
-----------------------------------------------------------------------------------------------------------------------------------
LOAN RECOVERIES
Commercial, financial and agricultural                                   12             10           21           10            21
Real estate - commercial construction and mortgage                        1              1            -            1             3
Real estate - residential mortgage                                        -              1            1            -             1
Installment loans and vehicle leasing (b)                                16             11           14           17            14
-----------------------------------------------------------------------------------------------------------------------------------
        Total                                                            29             23           36           28            39
-----------------------------------------------------------------------------------------------------------------------------------
        Loan losses, net                                      $         192            142          228          189           169
-----------------------------------------------------------------------------------------------------------------------------------
Commercial loans net charge-offs as %
  of average commercial loans, net (c)                                 0.80  %        0.53         0.73         0.53          0.42
Retail loans net charge-offs as %
  of average retail loans, net (c)                                     0.36           0.35         0.63         0.64          0.64
Total net charge-offs as % of average loans, net (c)                   0.64  %        0.46         0.69         0.57          0.52
-----------------------------------------------------------------------------------------------------------------------------------
NONPERFORMING ASSETS
Nonaccrual loans
  Commercial, financial and agricultural                      $         884            596          562          729           551
  Real estate - commercial construction and mortgage                     55             58           59           62            55
  Real estate - residential mortgage                                     63             52           28          148           150
  Installment loans and vehicle leasing (b)                             174            148          142          236           212
-----------------------------------------------------------------------------------------------------------------------------------
        Total nonaccrual loans                                        1,176            854          791        1,175           968
Foreclosed properties (d)                                               103             97           93           95            98
-----------------------------------------------------------------------------------------------------------------------------------
        Total nonperforming assets                            $       1,279            951          884        1,270         1,066
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming loans included in assets
  held for sale (e)                                           $         334            349          331           30            14
Nonperforming assets included in loans and in
  assets held for sale                                        $       1,613          1,300        1,215        1,300         1,080
-----------------------------------------------------------------------------------------------------------------------------------
as % of loans, net, and foreclosed properties (a)                      1.03  %        0.77         0.69         0.93          0.80
-----------------------------------------------------------------------------------------------------------------------------------
as % of loans, net, foreclosed properties and
  loans in other assets as held for sale (e)                  $        1.22  %        0.98         0.87         0.92          0.78
-----------------------------------------------------------------------------------------------------------------------------------

(a) These ratios do not include nonperforming loans included in other assets as held for sale.
(b)Installment loans and vehicle leasing include loan losses, loan recoveries and nonperforming assets related to credit card, instant cash reserve, signature and First Choice.
(c) Annualized.
(d) Restructured loans are insignificant.
(e) These ratios reflect nonperforming loans included in other assets as held for sale. Assets held for sale are recorded at the lower of cost or market value, and accordingly, the amount shown and included in the ratios is net of the transferred allowance for loan losses and the lower of cost or market valuation.

PAGE 17
FIRST UNION CORPORATION
CONSOLIDATED BALANCE SHEETS

(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               2000          1999
                                                            ----------------------------------------------------------  ------------

                                                                 Fourth           Third         Second          First        Fourth
(In millions, except per share data)                            Quarter         Quarter        Quarter        Quarter       Quarter
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                  $        9,906           7,063          8,028          7,854        10,081
Interest-bearing bank balances                                    3,239           4,585          1,913          1,037         1,073
Federal funds sold and securities purchased
  under resale agreements                                        11,240           5,395          9,054          8,206        11,523
------------------------------------------------------------------------------------------------------------------------------------
        Total cash and cash equivalents                          24,385          17,043         18,995         17,097        22,677
------------------------------------------------------------------------------------------------------------------------------------
Trading account assets                                           21,630          17,417         18,237         17,076        14,946
Securities available for sale                                    47,603          50,392         53,491         50,421        51,277
Investment securities                                             1,643           1,673          1,712          1,668         1,758
Loans, net of unearned income                                   123,760         123,419        128,359        135,803       133,177
  Allowance for loan losses                                      (1,722)         (1,720)        (1,706)        (1,760)       (1,757)
------------------------------------------------------------------------------------------------------------------------------------
        Loans, net                                              122,038         121,699        126,653        134,043       131,420
------------------------------------------------------------------------------------------------------------------------------------
Premises and equipment                                            5,024           5,090          5,211          5,171         5,180
Due from customers on acceptances                                   874             968            839            842           995
Goodwill and other intangible assets                              3,664           3,756          3,736          5,581         5,626
Other assets                                                     27,309          28,602         29,120         21,749        19,145
------------------------------------------------------------------------------------------------------------------------------------
        Total assets                                     $      254,170         246,640        257,994        253,648       253,024
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing deposits                                   30,315          28,501         30,229         29,885        31,375
  Interest-bearing deposits                                     112,353         110,369        114,635        110,005       109,672
------------------------------------------------------------------------------------------------------------------------------------
        Total deposits                                          142,668         138,870        144,864        139,890       141,047
Short-term borrowings                                            39,446          39,388         50,883         49,389        50,107
Bank acceptances outstanding                                        880             976            847            847           995
Other liabilities                                                20,020          16,353         14,309         13,595        12,191
Long-term debt                                                   35,809          36,258         33,140         33,043        31,975
------------------------------------------------------------------------------------------------------------------------------------
        Total liabilities                                       238,823         231,845        244,043        236,764       236,315
------------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
Preferred stock                                                       -               -              -              -             -
Common stock, $3.33-1/3 par value;
  authorized 2 billion shares                                     3,267           3,287          3,288          3,280         3,294
Paid-in capital                                                   6,272           6,211          6,066          6,021         5,980
Retained earnings                                                 6,021           6,135          5,783          8,557         8,365
Accumulated other comprehensive income, net                        (213)           (838)        (1,186)          (974)         (930)
------------------------------------------------------------------------------------------------------------------------------------
        Total stockholders' equity                               15,347          14,795         13,951         16,884        16,709
------------------------------------------------------------------------------------------------------------------------------------
        Total liabilities and stockholders' equity       $      254,170         246,640        257,994        253,648       253,024
------------------------------------------------------------------------------------------------------------------------------------
MEMORANDA
Securities available for sale - amortized cost           $       47,930          51,731         55,392         51,980        52,708
Investment securities - market value                     $        1,728           1,734          1,760          1,714         1,809
Shares outstanding (In thousands)                               979,963         986,004        986,394        984,148       988,315
------------------------------------------------------------------------------------------------------------------------------------

PAGE 18
FIRST UNION CORPORATION
CHANGES IN STOCKHOLDERS' EQUITY

(Unaudited)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                               2000          1999
                                                          ----------------------------------------------------------  ------------

                                                               Fourth           Third         Second          First        Fourth
(In millions)                                                 Quarter         Quarter        Quarter        Quarter       Quarter
----------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                           $       14,795          13,951         16,884         16,709        15,513
----------------------------------------------------------------------------------------------------------------------------------
Comprehensive income
  Net income (loss)                                               599             852         (2,199)           840           842
  Net unrealized gain (loss) on debt and
    equity securities                                             625             348           (212)           (44)         (388)
----------------------------------------------------------------------------------------------------------------------------------
        Total comprehensive income                              1,224           1,200         (2,411)           796           454
Purchases of common stock                                        (294)            (43)          (132)          (221)          (83)
Common stock issued for
  Stock options and restricted stock                               (2)             33             76             47            66
  Dividend reinvestment plan                                       19              19             19             20            20
  Acquisitions                                                      -              34              -              -         1,251
Deferred compensation, net                                         75              70            (14)            11           (48)
Cash dividends paid                                              (470)           (469)          (471)          (478)         (464)
----------------------------------------------------------------------------------------------------------------------------------
Balance, end of period                                  $      15,347          14,795         13,951         16,884        16,709
----------------------------------------------------------------------------------------------------------------------------------

CAPITAL RATIOS
(Unaudited)
----------------------------------------------------------------------------------------------------------------------------

                                                                                                         2000          1999
                                                --------------------------------------------------------------  ------------

                                                         Fourth           Third         Second          First        Fourth
(In millions)                                           Quarter         Quarter        Quarter        Quarter       Quarter
----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED CAPITAL RATIOS (a)
Qualifying capital
  Tier 1 capital                             $           13,952          13,933         13,452         14,422        14,204
  Total capital                                          22,253          22,528         21,385         22,191        21,810
Adjusted risk-weighted assets                           202,366         199,078        202,391        207,955       200,704
Adjusted leverage ratio assets               $          235,749         243,106        251,895        242,869       238,082
Ratios
  Tier 1 capital                                           6.89 %          7.00           6.65           6.94          7.08
  Total capital                                           11.00           11.32          10.57          10.67         10.87
  Leverage                                                 5.92            5.73           5.34           5.94          5.97
STOCKHOLDERS' EQUITY TO ASSETS
Quarter-end                                                6.04            6.00           5.41           6.66          6.60
Average                                                    6.16 %          5.77           6.50           6.68          6.85
----------------------------------------------------------------------------------------------------------------------------

(a) The fourth quarter of 2000 is based on estimates.

PAGE 19
FIRST UNION CORPORATION
NET INTEREST INCOME SUMMARIES

(Unaudited)
--------------------------------------------------------------------------------------------------------

                                                                         FOURTH QUARTER 2000
                                                         ---------------------------------------------
                                                                                            Average
                                                                              Interest        Rates
                                                                 Average       Income/      Earned/
(In millions)                                                   Balances       Expense         Paid
--------------------------------------------------------------------------------------------------------
ASSETS
Interest-bearing bank balances                         $           1,266            14         4.34 %
Federal funds sold and securities
  purchased under resale agreements                                5,994            89         5.86
Trading account assets                                            11,569           201         6.95
Securities available for sale                                     48,912           919         7.51
Investment securities
  U.S. Government and other                                        1,084            19         6.97
  State, county and municipal                                        558            14        10.61
---------------------------------------------------------------------------------------
        Total investment securities                                1,642            33         8.21
---------------------------------------------------------------------------------------
Loans
  Commercial
    Commercial, financial and agricultural                        53,554         1,233         9.17
    Real estate - construction and other                           3,011            65         8.69
    Real estate - mortgage                                         9,130           198         8.63
    Lease financing                                                5,272           150        11.37
    Foreign                                                        5,286            97         7.29
---------------------------------------------------------------------------------------
        Total commercial                                          76,253         1,743         9.11
---------------------------------------------------------------------------------------
  Retail
    Real estate - mortgage                                        18,805           362         7.70
    Installment loans and vehicle leasing                         25,035           606         9.63
---------------------------------------------------------------------------------------
        Total retail                                              43,840           968         8.80
---------------------------------------------------------------------------------------
        Total loans                                              120,093         2,711         8.99
---------------------------------------------------------------------------------------
Other earning assets                                              13,130           322         9.76
---------------------------------------------------------------------------------------
        Total earning assets                                     202,606         4,289         8.44
                                                                           -------------------------
Cash and due from banks                                            7,653
Other assets                                                      29,116
-------------------------------------------------------------------------
        Total assets                                   $         239,375
-------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS'
  EQUITY
  Interest-bearing deposits
    Savings and NOW accounts                                      37,640           301         3.17
    Money market accounts                                         17,008           202         4.74
    Other consumer time                                           36,421           541         5.91
    Foreign                                                        7,483           110         5.85
    Other time                                                    11,902           213         7.13
---------------------------------------------------------------------------------------
        Total interest-bearing deposits                          110,454         1,367         4.92
  Federal funds purchased and securities
    sold under repurchase agreements                              23,686           400         6.72
  Commercial paper                                                 2,639            42         6.19
  Other short-term borrowings                                      9,345            96         4.09
  Long-term debt                                                  35,708           627         7.03
---------------------------------------------------------------------------------------
        Total interest-bearing liabilities                       181,832         2,532         5.55
                                                                           -------------------------
  Noninterest-bearing deposits                                    27,875
  Other liabilities                                               14,915
  Stockholders' equity                                            14,753
-------------------------------------------------------------------------
         Total liabilities and stockholders' equity    $         239,375
-------------------------------------------------------------------------
Interest income and rate earned                                          $       4,289         8.44 %
Interest expense and equivalent rate paid                                        2,532         4.98
----------------------------------------------------------------------------------------------------
Net interest income and margin (a)                                       $       1,757         3.46 %
----------------------------------------------------------------------------------------------------


                                                          ---------------------------------------

                                                                      THIRD QUARTER 2000
                                                            -------------------------------------
                                                                                         Average
                                                                           Interest        Rates
                                                                Average     Income/      Earned/
(In millions)                                                  Balances     Expense         Paid
----------------------------------------------------      ---------------------------------------
ASSETS
Interest-bearing bank balances                            $       1,465          20         5.28 %
Federal funds sold and securities
  purchased under resale agreements                               6,367          97         6.11
Trading account assets                                           12,204         214         6.99
Securities available for sale                                    51,109         954         7.46
Investment securities
  U.S. Government and other                                       1,100          19         6.92
  State, county and municipal                                       571          15        10.59
----------------------------------------------------        ------------------------
        Total investment securities                               1,671          34         8.17
----------------------------------------------------        ------------------------
Loans
  Commercial
    Commercial, financial and agricultural                       53,226       1,250         9.34
    Real estate - construction and other                          2,676          59         8.65
    Real estate - mortgage                                        9,294         203         8.70
    Lease financing                                               5,168         148        11.45
    Foreign                                                       5,016          91         7.17
----------------------------------------------------        ------------------------
        Total commercial                                         75,380       1,751         9.24
----------------------------------------------------        ------------------------
  Retail
    Real estate - mortgage                                       23,163         432         7.47
    Installment loans and vehicle leasing                        24,932         596         9.51
----------------------------------------------------        ------------------------
        Total retail                                             48,095       1,028         8.53
----------------------------------------------------        ------------------------
        Total loans                                             123,475       2,779         8.96
----------------------------------------------------        ------------------------
Other earning assets                                             14,798         393        10.63
----------------------------------------------------        ------------------------
        Total earning assets                                    211,089       4,491         8.48
                                                                          -----------------------
Cash and due from banks                                           7,446
Other assets                                                     28,283
----------------------------------------------------        ------------
        Total assets                                      $     246,818
----------------------------------------------------        ------------
LIABILITIES AND STOCKHOLDERS'
  EQUITY
  Interest-bearing deposits
    Savings and NOW accounts                                     37,680         296         3.13
    Money market accounts                                        15,629         175         4.46
    Other consumer time                                          36,328         524         5.74
    Foreign                                                       9,721         151         6.18
    Other time                                                   15,317         276         7.16
----------------------------------------------------        ------------------------
        Total interest-bearing deposits                         114,675       1,422         4.93
  Federal funds purchased and securities
    sold under repurchase agreements                             28,363         459         6.43
  Commercial paper                                                2,588          40         6.25
  Other short-term borrowings                                     9,257         110         4.74
  Long-term debt                                                 35,263         600         6.80
----------------------------------------------------        ------------------------
        Total interest-bearing liabilities                      190,146       2,631         5.51
                                                                          -----------------------
  Noninterest-bearing deposits                                   28,437
  Other liabilities                                              13,999
  Stockholders' equity                                           14,236
----------------------------------------------------        ------------
         Total liabilities and stockholders' equity       $     246,818
----------------------------------------------------        ------------
Interest income and rate earned                                         $     4,491         8.48 %
Interest expense and equivalent rate paid                                     2,631         4.96
----------------------------------------------------                      -----------------------
Net interest income and margin (a)                                      $     1,860         3.52 %
----------------------------------------------------                      -----------------------


(a) The net interest margin includes (in basis points): 15, 22, 27 and 23 for the quarters ended December 31, 2000, September 30, 2000, June 30, 2000, March 31, 2000, and December 31, 1999, respectively, related to net interest income from off-balance sheet derivative transactions.

PAGE 20
FIRST UNION CORPORATION
NET INTEREST INCOME SUMMARIES

(Unaudited)
----------------------------------------------------------------------------------------------------------------------------------

                 SECOND QUARTER 2000                         FIRST QUARTER 2000                          FOURTH QUARTER 1999
----------------------------------------------------------------------------------------  ----------------------------------------
                                Average                                     Average                                     Average
                   Interest       Rates                        Interest       Rates                        Interest       Rates
        Average     Income/     Earned/            Average      Income/     Earned/            Average      Income/     Earned/
       Balances     Expense        Paid           Balances      Expense        Paid           Balances      Expense        Paid
----------------------------------------------------------------------------------------------------------------------------------

   $        977          13        5.52 %   $          666            7        4.40 %   $          859            8        3.62 %

          9,318         132        5.72              9,555          129        5.40             10,260          136        5.24
         12,950         220        6.83             11,326          193        6.84             11,201          185        6.58
         54,340       1,000        7.37             52,682          943        7.16             51,024          902        7.07

          1,095          19        6.90              1,100           19        6.92              1,121           19        6.82
            592          16       10.56                607           16       10.57                654           18       10.72
----------------------------                  --------------------------                  --------------------------
          1,687          35        8.18              1,707           35        8.22              1,775           37        8.26
----------------------------                  --------------------------                  --------------------------


         54,486       1,251        9.22             52,809        1,174        8.95             53,395        1,152        8.57
          2,458          52        8.49              2,406           48        8.08              2,655           53        7.88
          9,302         195        8.44              8,979          183        8.19              8,472          171        8.00
          5,123         153       11.90              5,213          160       12.29              5,214          164       12.53
          4,582          80        7.08              4,532           74        6.56              4,684           75        6.37
----------------------------                  --------------------------                  --------------------------
         75,951       1,731        9.15             73,939        1,639        8.92             74,420        1,615        8.62
----------------------------                  --------------------------                  --------------------------

         25,760         469        7.28             27,551          499        7.24             27,253          483        7.09
         30,903         740        9.61             29,991          719        9.63             29,546          704        9.47
----------------------------                  --------------------------                  --------------------------
         56,663       1,209        8.55             57,542        1,218        8.49             56,799        1,187        8.33
----------------------------                  --------------------------                  --------------------------
        132,614       2,940        8.90            131,481        2,857        8.73            131,219        2,802        8.49
----------------------------                  --------------------------                  --------------------------
          8,175         177        8.66              8,337          172        8.29              5,346           99        7.43
----------------------------                  --------------------------                  --------------------------
        220,061       4,517        8.24            215,754        4,336        8.06            211,684        4,169        7.84
                  ----------------------                     -----------------------                     -----------------------
          7,830                                      8,078                                       8,584
         27,692                                     24,458                                      23,272
----------------                              -------------                               -------------
   $    255,583                             $      248,290                              $      243,540
----------------                              -------------                               -------------



         38,940         283        2.92             39,830          289        2.92             36,761          283        3.07
         14,959         154        4.13             15,564          151        3.89             19,493          162        3.29
         35,386         478        5.43             33,991          423        5.00             33,047          399        4.79
          8,795         130        5.92              9,125          123        5.44              6,446           79        4.83
         14,153         240        6.82             13,224          209        6.37             11,674          179        6.10
----------------------------                  --------------------------                  --------------------------
        112,233       1,285        4.60            111,734        1,195        4.30            107,421        1,102        4.07

         36,762         552        6.04             35,286          482        5.50             34,689          454        5.19
          3,308          49        6.03              2,996           42        5.56              2,532           33        5.19
         11,096         149        5.37              9,100          115        5.09              9,414          119        5.00
         33,555         552        6.58             32,564          513        6.30             32,623          490        6.00
----------------------------                  --------------------------                  --------------------------
        196,954       2,587        5.28            191,680        2,347        4.92            186,679        2,198        4.68
                  ----------------------                     -----------------------                     -----------------------
         28,971                                     28,687                                      29,559
         13,044                                     11,340                                      10,616
         16,614                                     16,583                                      16,686
----------------                              -------------                               -------------
   $    255,583                             $      248,290                              $      243,540
----------------                              -------------                               -------------
                $     4,517        8.24 %                  $      4,336        8.06 %                  $      4,169        7.84 %
                      2,587        4.73                           2,347        4.37                           2,198        4.12
                  ----------------------                     -----------------------                     -----------------------
                $     1,930        3.51 %                  $      1,989        3.69 %                  $      1,971        3.72 %
                  ----------------------                     -----------------------                     -----------------------

PAGE 21
FIRST UNION CORPORATION
NET INTEREST INCOME SUMMARIES

(Unaudited)
----------------------------------------------------------------------------------------------------------

                                                                             YEAR ENDED 2000
                                                         -------------------------------------------------
                                                                                               Average
                                                                                 Interest        Rates
                                                                  Average         Income/      Earned/
(In millions)                                                    Balances         Expense         Paid
----------------------------------------------------------------------------------------------------------
ASSETS
Interest-bearing bank balances                                   $  1,095              54         4.93 %
Federal funds sold and securities
  purchased under resale agreements                                 7,800             447         5.73
Trading account assets                                             12,011             828         6.90
Securities available for sale                                      51,751           3,816         7.37
Investment securities
  U.S. Government and other                                         1,095              76         6.93
  State, county and municipal                                         582              61        10.58
------------------------------------------------------------------------------------------
        Total investment securities                                 1,677             137         8.20
------------------------------------------------------------------------------------------
Loans
  Commercial
    Commercial, financial and agricultural                         53,518           4,908         9.17
    Real estate - construction and other                            2,639             224         8.49
    Real estate - mortgage                                          9,176             779         8.49
    Lease financing                                                 5,194             611        11.75
    Foreign                                                         4,856             342         7.04
------------------------------------------------------------------------------------------
        Total commercial                                           75,383           6,864         9.11
------------------------------------------------------------------------------------------
  Retail
    Real estate - mortgage                                         23,804           1,762         7.40
    Installment loans and vehicle leasing                          27,701           2,661         9.60
------------------------------------------------------------------------------------------
        Total retail                                               51,505           4,423         8.59
------------------------------------------------------------------------------------------
        Total loans                                               126,888          11,287         8.89
------------------------------------------------------------------------------------------
Other earning assets                                               11,125           1,064         9.56
------------------------------------------------------------------------------------------
        Total earning assets                                      212,347          17,633         8.30
                                                                            ---------------------------
Cash and due from banks                                             7,751
Other assets                                                       27,394
--------------------------------------------------------------------------
        Total assets                                            $ 247,492
--------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS'
  EQUITY
  Interest-bearing deposits
    Savings and NOW accounts                                       38,518           1,169         3.03
    Money market accounts                                          15,793             682         4.32
    Other consumer time                                            35,536           1,966         5.53
    Foreign                                                         8,780             514         5.85
    Other time                                                     13,648             938         6.87
------------------------------------------------------------------------------------------
        Total interest-bearing deposits                           112,275           5,269         4.69
  Federal funds purchased and securities
    sold under repurchase agreements                               30,997           1,893         6.11
  Commercial paper                                                  2,882             173         6.00
  Other short-term borrowings                                       9,697             470         4.85
  Long-term debt                                                   34,279           2,292         6.69
------------------------------------------------------------------------------------------
        Total interest-bearing liabilities                        190,130          10,097         5.31
                                                                            ---------------------------
  Noninterest-bearing deposits                                     28,491
  Other liabilities                                                13,330
  Stockholders' equity                                             15,541
--------------------------------------------------------------------------
         Total liabilities and stockholders' equity            $  247,492
--------------------------------------------------------------------------
Interest income and rate earned                                                  $ 17,633         8.30 %
Interest expense and equivalent rate paid                                          10,097         4.75
-------------------------------------------------------------------------------------------------------
Net interest income and margin (a)                                               $  7,536         3.55 %
-------------------------------------------------------------------------------------------------------



                                                              --------------------------------------

                                                                         YEAR ENDED 1999
                                                              --------------------------------------
                                                                                          Average
                                                                             Interest       Rates
                                                                  Average     Income/     Earned/
(In millions)                                                    Balances     Expense        Paid
-----------------------------------------------------         --------------------------------------
ASSETS
Interest-bearing bank balances                                 $      835          39        4.58 %
Federal funds sold and securities
  purchased under resale agreements                                 9,526         459        4.82
Trading account assets                                              9,638         609        6.32
Securities available for sale                                      43,767       2,989        6.83
Investment securities
  U.S. Government and other                                         1,163          78        6.73
  State, county and municipal                                         700          75       10.62
-----------------------------------------------------        -------------------------
        Total investment securities                                 1,863         153        8.19
-----------------------------------------------------        -------------------------
Loans
  Commercial
    Commercial, financial and agricultural                         52,710       4,197        7.96
    Real estate - construction and other                            2,648         202        7.63
    Real estate - mortgage                                          8,468         663        7.82
    Lease financing                                                 4,967         629       12.65
    Foreign                                                         4,500         273        6.08
-----------------------------------------------------        -------------------------
        Total commercial                                           73,293       5,964        8.14
-----------------------------------------------------        -------------------------
  Retail
    Real estate - mortgage                                         23,435       1,661        7.09
    Installment loans and vehicle leasing                          33,063       3,069        9.28
-----------------------------------------------------        -------------------------
        Total retail                                               56,498       4,730        8.37
-----------------------------------------------------        -------------------------
        Total loans                                               129,791      10,694        8.24
-----------------------------------------------------        -------------------------
Other earning assets                                                4,516         326        7.23
-----------------------------------------------------        -------------------------
        Total earning assets                                      199,936      15,269        7.64
                                                                            ----------------------
Cash and due from banks                                             9,178
Other assets                                                       21,205
-----------------------------------------------------        -------------
        Total assets                                           $  230,319
-----------------------------------------------------        -------------
LIABILITIES AND STOCKHOLDERS'
  EQUITY
  Interest-bearing deposits
    Savings and NOW accounts                                       37,448       1,035        2.77
    Money market accounts                                          20,031         631        3.15
    Other consumer time                                            33,557       1,675        4.99
    Foreign                                                         5,553         259        4.66
    Other time                                                      7,528         454        6.03
-----------------------------------------------------        -------------------------
        Total interest-bearing deposits                           104,117       4,054        3.89
  Federal funds purchased and securities
    sold under repurchase agreements                               30,046       1,452        4.83
  Commercial paper                                                  2,224         107        4.81
  Other short-term borrowings                                       9,188         460        5.01
  Long-term debt                                                   28,738       1,626        5.66
-----------------------------------------------------        -------------------------
        Total interest-bearing liabilities                        174,313       7,699        4.42
                                                                            ----------------------
  Noninterest-bearing deposits                                     30,995
  Other liabilities                                                 9,079
  Stockholders' equity                                             15,932
-----------------------------------------------------        -------------
         Total liabilities and stockholders' equity            $  230,319
-----------------------------------------------------        -------------
Interest income and rate earned                                           $    15,269        7.64 %
Interest expense and equivalent rate paid                                       7,699        3.85
-----------------------------------------------------                       ----------------------
Net interest income and margin (a)                                        $     7,570        3.79 %
-----------------------------------------------------                       ----------------------

(a) The net interest margin includes (in basis points): 23 and 21 for the years ended December 31, 2000, and December 31, 1999, respectively, related to net interest income from off-balance sheet derivative transactions.